Income Taxes (Reconciliation Of Income Tax Expense Based On Federal Statutory Rate To Amount Per Effective Tax Rate) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes
Taxes computed at federal statutory rate	$ 3,654	$ 2,351	$ 6,383
State and local income taxes - net of federal income tax benefit	85	210	441
Goodwill Impairment	0	961	0
Healthcare Reform Legislation	0	0	917
IRS Settlement - 2008 Wireless Restructuring	0	0	(8,300)
Other - net	(839)	(990)	(603)
Total	$ 2,900	$ 2,532	$ (1,162)
Effective Tax Rate	27.80%	37.70%	(6.40%)
Statutory federal income tax rate	35.00%